HEWLETT  PACKARD
CONSULTING  SERVICES  AGREEMENT  (Deliverables)








                      CONSULTING SERVICES AGREEMENT BETWEEN
                             HEWLETT-PACKARD COMPANY
                                       AND
                                  PHOTOLOFT.COM

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


TABLE  OF  CONTENTS

SECTIONS  OF  THE  AGREEMENT

1.     Definitions

2.     HP  Obligations

3.     Customer  obligations

4.     Price  and  Payment

5.     Change  Orders

6.     Acceptance

7.     Warranties

8.     Licenses

9.     Intellectual  Property  Rights

10.    Intellectual  Property  Indemnity

11.    Confidential  Information

12.    Remedies  and  Liabilities

13.    Term  and  Termination

14.    General

EXHIBITS  TO  THE  AGREEMENT

A.     Statement  of  Work

B.     Chan  a  Order  Procedures

HEWLETT
PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

This Consulting Services Agreement ("Agreement") is made between HEWLETT-PACKARD COMPANY, a California Corporation ("HP") and Photoloft.Com, a California corporation ("Customer"), as of October 22, 1998 ("Effective Date").

The purpose of this Agreement is to set forth the mutually agreeable terms and conditions under which HP will perform Consulting Services and provide Deliverables to Customer according to one or more Statements of Work.


1.     DEFINITIONS

a) "CONSULTING SERVICES" (sometimes referred to as "Work") refers to such activities as analysis, design, planning, development, consulting, implementation, education, training and project management as described in a Statement f Work. Consulting Services may also include other types of services describe more specifically in a Statement of Work.


b) "DELIVERABLES" means the tangible results of the Consulting Services provided by HP to Customer as described in a on Statement of Work. Unless otherwise agreed, the term Deliverable. does not include custom hardware.

c) "SOFTWARE" means one or more programs (including any associated documentation) capable of operating on a controller, processor or other hardware device .

a) "STATEMENT OF WORK" means a document attached to this Agreement which describes a specific project, engagement or assignment ("Project") for which HP will provide Consulting Services to Customer. More than one Statement of Work may be attached to this Agreement from time to time.


2.     HP  OBLIGATIONS

a) HP will use reasonable commercial efforts to perform the Consulting Services and provide the Deliverables specifically described in ore or more Statements of Work in accordance with the terms and conditions of this Agreement. Customer and HP will sign a separate Statement of Work for each Project that exceeds $10,000, which will be incorporated by reference into this Agreement upon execution by the parties. Each Statement of Work will: (i) be made in writing in the form attached an Exhibit A, (ii) reference this Agreement, (iii) be numbered consecutively n a chronological basis, and (iv) be executed by authorized representatives of Custom r no HP. Individual Statements of Work should address at least the following areas:

1.     Project  description

2.     Price,  payment  and  delivery  schedules

3.     Scope  of  Consulting  Services

4.     Acceptance  criteria

S.     Nature  of  Deliverables

6.     Project  cost  coordination

b)          For  all Projects under a value f $10,000, Customer's purchase order
referencing  this Agreement                                  will constitute the
applicable  Statement  of  Work  upon  acceptance  by  HP.

c) Unless otherwise agreed, Consulting Service will be performed during HP's normal business hour.

d) HP will use reasonable commercial efforts to provide the Deliverable and perform the Consulting Service. in accordance with the delivery schedule specified in each Statement of Work.

e) HE' may select qualified and reputable subcontractors to perform Consulting Services and/or provide Deliverable.

f) HP will appoint a representative to supervise and coordinate HP's performance of Consulting Services. HP may change its representative at any time upon written notice.

a) Unless otherwise agreed in a Statement of Work, HP in not responsible for providing support for any Deliverables.


3.     CUSTOMEROBLIGATIONS

Customer will comply with the general obligations specified below together with any specific Customer obligations described in a Statement of Work, in a timely manner.

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

b) Customer acknowledges that HP's ability to deliver the Consulting Services is dependent upon Customer's full and timely cooperation with HP, as well as the accuracy and completeness of any information and data Customer provides to HP. Therefore, Customer will:

1. Provide HP with access to, and use of, all information, data, documentation, computer time, facilities, working space and office services deemed necessary by HP.

2. Appoint a representative who will provide professional and prompt liaison with HP, have the necessary expertise and authority to commit Customer, be available at all times when HP's personnel are at the Customer's site (or designate an alternate with the same level of authority in the event of unavailability caused by illness or other valid reasons), and meet with the HP representative at regular intervals to be agreed upon t review progress and resolve any issues relating to the Consultinq Services or Deliverables.

c) Customer will be responsible for maintaining an external procedure for reconstruction of lost or altered files, data or programs to the extent deemed necessary by Customer, and for actually reconstructing any such materials.

d) Customer will be liable for any delays to the delivery schedule specified in each Statement of Work caused by Customer or resulting from Customer's failure to fulfill any of its obligations. HP may charge Customer for any additional charges or losses incurred by HP as a result of such delays, and may adjust the affected delivery schedule accordingly.

a) Customer will be responsible at all times for the supervision, management and control of the Deliverables and any results obtained from the Deliverables, including without limitation all responsibility for maintenance of proper machine configuration, audit controls, operating methods, error detection and recovery procedures, back-up plans, security, insurance, maintenance and all that activities necessary to enable Customer to use the Deliverables.

f) Except as expressly provided in this Agreement, Customer has sale responsibility to ensure that its information technology environment is Year 2000 compliant. HP is not providing Year 2000 services (for example, Year 2000 assessment, conversion or testing) under this Agreement. Customer acknowledges that HP will not be responsible for failure to perform Consulting Services or supply Deliverable. under this Agreement, if such failure is the result, directly or indirectly, of the inability of any products to correctly process, provide or receive date data (i.e., representations for month, day and year), and to properly exchange data with the Deliverables by HP ,under this Agreement.


4.     PRICE  AND  PAYMENT

a) Prices for Consulting Services and Deliverables a will be specified in each Statement of work. Prices quoted in each Statement of Work are valid for 30 days. Prices include all materials and labor expenses, but do net include sales, use, service, value added or like taxes, or customs duties. Such taxes and duties, when applicable, will be added to HP's invoices.

b) HP will issue invoices in accordance with the payment schedule specified in each Statement of Work. Charges for travel expenses may be invoiced separately. Customer will pay all invoices within 30 days from the date of invoice. HP may change credit terms upon reasonable notice at any time when, in HP's opinion, Customer's financial condition, previous payment record, or the nature of Customer's relationship with HP so warrants.

c) Should any sum due to HP remain unpaid after 60 days from the date of invoice, HP may terminate this Agreement pursuant t Section 13.b.2 and discontinue performance under any other agreement with Customer.


5.     CHANGE  ORDERS

a) "Change Order" means an agreed upon change or modification to the Deliverables, Consulting Services or that material aspect of a Statement of Work that complies with the requirements of Exhibit B. Requests by Customer and recommendations by HP for Change Orders are subject to the procedures set forth in Exhibit B, and will be made in writing in the form attached to Exhibit B as Attachment B-1.

b) All Change Orders must be mutually agreed by the parties. Pending such agreement, HP will continue to perform and be paid as if such Change Order had not been requested or recommended, provided that if either party process a Change Older which, in HP's judgment, represents a material change in the Consulting Services or Deliverables ad such Change Order remains outstanding for 30 days or is rejected by Customer, HP will have the right to terminate the affected Statement of Work pursuant to Section 13.b.2 below.


6.     ACCEPTANCE

HEWLETT  PACKARD

CONSULTING SERVICES AGREEMENT (Deliverables) exhibit TM02

a  )     HP  will provide notice to Customer when the Deliverables are ready for
acceptance.                        Acceptance  of  Deliverables  will occur upon
the earlier of: a) the date HP demonstrates to Customer, by the successful completion of acceptance tests or otherwise, that the Deliverables substantially conform to the acceptance criteria specified in the applicable Statement of Work; or b) the date that Customer uses any substantial part of the Deliverables for any purpose other than performing acceptance tests. Acceptance of Consulting Services will occur upon HP's performance of such Consulting Services,

b) In the event that any Deliverable fails to conform substantially to the acceptance criteria specified in the applicable Statement of Work, HP will have a reasonable time to remedy such substantial non-conformance, following HP's receipt of written notice from Customer specifying in reasonable detail the nature of Such non-conformance. In the event that HP is unable to remedy the non-conformance: a) Customer may accept the Deliverable without warranty, on an "AS IS" basis, subject to a reasonable price adjustment; or b) Customer may return the Deliverable to HP and receive a refund of amounts paid to HP for the Deliverable.

c) Acceptance will not be delayed for any minor non-conformance with the requirements specified in any Statement of Work. Following acceptance, HP will use reasonable commercial efforts to correct any minor non-conformance that appears during acceptance testing.

d) If acceptance testing is delayed for reasons attributable to Customer, acceptance will be deemed to occur on the 10th day after notice by HP that the Deliverable in ready for acceptance testing.

7.     WARRANTIES

     a)  HP  will  perform  Consulting  Services  in  accordance  with generally recognized commercial practices and standards. HP will re-perform any Consulting Services not performed in accordance with the foregoing warranty, provided that HP receives notice from Customer within 30 days after such Consulting Services were performed.

b) HP warrants that Deliverables will substantially conform to the acceptance criteria specified in the applicable Statement of Work for a period of 90 days from the date of acceptance.

c) HP does not warrant that the operation of Deliverables will be uninterrupted or error conform to any reliability or performance standards beyond those specified in the applicable acceptance criteria. HP also does not warrant that Deliverables will be compatible with future HP products those of other vendors.

d) If HP receives notice during the warranty period of any substantial non-conformance with the acceptance criteria that materially impairs the functioning of a Deliverable, HP will, at its option, either correct such non-conformance or provide a work-around which substantially remedies the non-conformance.

e)     If  HP  is  unable  within a reasonable time to comply with the foregoing
       --
obligations, HP will refund a reasonable portion of the price stated in the Statement of Work upon or prompt return of the affected Deliverable to HP, and/or delivery to HP of proof of the destruction of the affected Deliverable.

f) The warranties provided in this Section 7 will not apply in the event of deemed acceptance under Section 6.a(b) or 6.d above, or to defects or non-conformance resulting from:

1.  Unauthorized,  improper or inadequate maintenance or calibration by Customer
or  any        third  party.

2.     Software,  hardware,  interfacing,  or  supplies  not  supplied  by  HP.

3.     Unauthorized  modification  of  Deliverables  or  any  portion  thereof.

4. Improper use or operation of Deliverable or any portion thereof or Customer's failure to comply with the applicable environmental specification.

5. Improper site preparation or maintenance by Customer or a third party.

g) THE ABOVE WARRANTIES ARE EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

HEWLETT  PACKARD
CONSULTING  SERVICES  AGREEMENT  (Deliverables)

Exhibit  TM02

8.  LICENSES
a) Unless otherwise agreed in writing, when HP supplies Customer with a Deliverable that in whole or in part consists of Software (sometimes referral to in Sections 8 and 9 as a "Software Deliverable"), such Software Deliverable will be supplied in object code form only.

b) Upon Customer acceptance of a Deliverable and receipt by HP of the associated payment in full, HP grants Customer a non-exclusive, perpetual, non-transferable license to use such Deliverable for its own internal purposes. Customer's license confers no title or ownership in the Deliverable and no rights in any associated Software Deliverable source code, and will not be construed as a sale of any rights in the Deliverable or the media on which it is recorded or printed.

c) Unless otherwise authorized by HP, Customer may only make copies of Deliverables for archival purposes, or when copying is an essential step in the authorized use of a Software Deliverable on a backup controller, processor or other hardware device.

d) Customer will label each copy of Deliverables made under Section 8.c above with the copyright notice that appears on the original.

e) Customer will not market, sublicense or otherwise provide the original, any copy or partial copy, or any derivative of a Deliverable to any third party.

f) Customer's license does not include the right to updates, upgrades or other enhancements to a Deliverable.

g) Customer will not disassemble or decompile any Software Deliverable without HP's prior written consent. Where Customer has other rights under statute, Customer will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. Customer will not decrypt any Software Deliverable unless necessary for legitimate use of the Deliverable.

h) HP may terminate Customer's license in any Deliverables upon notice for failure to comply with the terms of this Agreement. TR the event of termination of Customer's license, Customer will immediately destroy or return to HP the affected Deliverable and all partial or complete copies, or provide satisfactory evidence of in their destruction to HP.

i) Customer grants HP a non-exclusive, worldwide, royalty-free license to use, copy, make derivative works of, distribute, display, perform, and transmit Customer's pre-existing copyrighted works or other intellectual property rights to the extent necessary for HP to perform its obligations under this Agreement.

9.     INTELLECTUAL  PROPERTY  RIGHTS

a) All copyrights aid other intellectual property rights existing prior to the Effective Date will belong to the party that owned such rights immediately prior to the Effective Date.

b) Neither party will gain by virtue of this Agreement any rights of ownership of copyrights, patents, trade secrets, trademarks or any other intellectual property rights owned by the other.

c) HP will own all copyrights, patents, trade secrets, trademarks and other intellectual property rights, title and interest in or pertaining to all Works (including computer programs, Deliverables and Software Deliverables) developed by HP for purposes of this Agreement.

10.     INTELLECTUALPROPERTYINDEMNITY

HP will defend or settle any claim against Customer regarding the Consulting Services and Deliverables, to the effect that HP knowingly infringed a patent, utility model, industrial design, copyright, trade secret, mask work or trademark in the country where, such Deliverables are used or such Consulting Services are provided.

b) The indemnities provided in Section 10.1 above will apply provided Customer promptly notifies HP in writing of the claim, and Customer cooperates with HP in and grants HP sole control of the defense or settlement

c) For infringement claims covered by this Section 10, HP will pay infringement claim defense costs, settlement amounts and court-awarded damages. If such a claim regarding a Deliverable appears likely, HP my modify the Deliverable, procure any necessary license or replace it. If HP determines that none of these alternatives is reasonably available, HP will refund Customer's purchase price upon return of the Deliverable if within one year of delivery, or Customer's net book value thereafter.

d)     HP  has  no  obligation  for  any  claim  of  infringement  arising from:

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)

Exhibit  TM02

1. HP-s compliance with or use of Customer's information, technology, designs, specifications or instructions, including those incorporated into dry Statement of Work.

2.     Modification  of  a  Deliverable  by  Customer  or  a  third  party.

3.     Use  of  a  Deliverable  in  a  way not indicated in a Statement of Work.

4.     Use  of  a  Deliverable  with  products  not  supplied  by  HP.

a) This Section 10 states HP's entire liability for claims of intellectual property infringement.


11.     CONFIDENTIAL  INFORMATION

HP and Customer agree that all information exchanged between them is not confidential unless they have entered into a separate confidential disclosure agreement


12.     REMEDIES  AND  LIABILITIES

a) The remedies in this Agreement are Customer's sole and exclusive remedies.

b) To the extent HP IS held legally liable to Customer, HP's liability is limited to:
1.     Payments  described  in Sections 6, 7, and 10 above, this Section 12, and
Section  13.d  below.

2.     Damages  for  bodily  injury.

3.     Direct  damages  to  tangible  property up to a limit of U.S. $1,000,000.

c) Notwithstanding Section 12.b above, in no event will HP or its affiliates, subcontractors and suppliers be liable for any of the following:

1.     Actual  loss  or  direct damage that is not listed in Section 12.b above.

2.     Damages  for  loss  of  data,  or  Software  restoration.

3. Damages relating to Customer's procurement of substitute products or services (i.e., "cost of cover").

4. Incidental, special or consequential damages, including downtime costs or lost profits but excluding damages for bodily injury and payments described in
Section  10.c  above.

d) The Deliverables are not specifically designed, manufactured or intended for sale as parts, components or assemblies for the planning, construction, maintenance, or direct operation of a nuclear facility. Customer will be solely liable if any Deliverables purchased or licensed by Customer are used for these applications. Customer will indemnify and hold HP harmless from all loss, damage, expense or liability in connection with such use.


13.     TERM  AND  TERMINATION

a) This Agreement will commence on the Effective Date and will continue in force until termination according to the terms of this Agreement. Individual Statements of Work will be effective upon execution by both parties and will continue in force until both parties have fulfilled all of their, Project obligations, or until the earlier termination of such Statement of Work according to the terms of this Agreement.

b) This Agreement or an individual Statement of Work may be terminated immediately upon notice in writing:

1. By either party if the other party is in material breach of any of its obligations hereunder and fails to remedy such breach within 30 days of receipt of a written notice by the other party which specifies the material breach.

2. By HP, in the absence of mutual agreement regarding a Change Order which represents a material change under Section 5,b, or if Customer fails to pay any sum due under this Agreement within the 60 day time period specified in Section 4.c.

3. By either party if the other party has a receiver appointed, or an assignee for the benefit of creditors, or in the event of any insolvency or inability to pay debts as they become due by the other party, except as may be prohibited by applicable bankruptcy law

c) Either party may terminate this Agreement for convenience upon 30 days prior written notice to the other party. Any termination of this Agreement will not relieve either party of its obligations


HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMFNT  (Deliverables)
E3NbitTM02

under any Statement of Work in effect on the date of termination of this Agreement, unless otherwise mutually agreed to in writing.

d) Upon termination of any Statement of Work, Customer will pay HP for all Work performed and charges and expenses incurred by HP up to the date of termination, and Customer will receive all work in progress for which Customer has paid. Should the sum of such amounts be less than any advance payment received by HP, HP will refund the difference within 30 days of receipt of an invoice from Customer.

a) Sections 4, 7, 8, 9, 10 and 12 above, and Section 14 below, will survive termination of this Agreement.

14.  GENERAL

a) STANDARD PRODUCTS. This Agreement does not cover standard HP hardware and software products sold or licensed to Customer. Any such transactions will be governed by the terms of Customer's HP purchase agreement or, in the absence of a signed purchase agreement, HP's Terms add Conditions of Sale and Service (Exhibit E16).

b) HEALTH AND SAFETY. HP and any of its subcontractors will, when at the Customer's site, conduct their activities so that their equipment, working conditions and methods are safe and without risk to health for their own and Customer's employees as well as for any that user. other Customer's site.

c) NON-RESTRICTIIVE RELATIONSHIP. HP may provide the same or similar Consulting Services and Deliverables to other customer

d) NO PUBLICITY. Neither party will publicize or disclose to any third party without the consent of the other party, either the price or other terms f this Agreement or the fact of its existence. a aid execution, except as may be necessary to comply with other obligations stated in this Agreement.

e) NO JOINT VENTURE. N thing contained in this Agreement will be construed as creating a joint venture, partnership or employment relationship between the parties hereto, nor will either party have the right, power or authority to create any obligation or only, express or implied on behalf of the other.

f) NO ASSIGNMENT. Except will respect to HP's rights regarding the use of subcontractors, neither party may assign any rights or obligations under this Agreement to any Statement of Work without the prior written consent of the that party.

g) EXPORT ADMINISTRATION REGULATIONS. If Customer exports any Deliverable outside the country in which the Deliverable is delivered to Customer, Customer assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. Customer will not export or re-export any technical data in violation of U.S. Export Administration regulations or other applicable export regulations.

h) FORCE MAJEURE. Neither party will be liable for performance delays or for non-performance due to causes beyond its reasonable control.

i) NOTICES. All notices required under or regarding this Agreement or any individual Statement of Work will be in writing and will be considered given upon personal delivery of a written notice to the HP representative or Customer representative designated in the Statement of Work, or within five days of mailing, postage prepaid and appropriately addressed.

j) WAIER. Neither party's failure to exercise any of its rights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.

k) SERABILITY. If any term or provision of this Agreement is held to be illegal or unenforceable, the validity or enforceability of the remainder of this Agreement will not be affected.

1) EXHIBITS. The fo1lowing documents are attached hereto as exhibits, the terms of which are incorporated by reference in their entirety:

A  Statement  of  Work  (and  all  subsequently  executed  Statements  of  Work)

B  change  Order  Procedures

m) PRECEDENCE. In the event of conflict between the provision. of this Agreement and any attached exhibit or Statement of Work, the provisions of this Agreement will to the extent of such conflict take precedence.

n) ENTIRE AGREEMENT. This Agreement and its exhibits and Statements of Work constitute the entire agreement between HP and Customer and supersede any prior or contemporaneous communications,

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

representations or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. Customer's additional or different terms and conditions will not apply. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party.

o) APPLICABLE LAW. This Agreement is made under and will be construed in accordance with the law of
   California  without  giving  effect  to  that  state's  choice  of law rules.

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


          AGREED  TO:                            AGREED  TO:

          HP  _____________________              Customer  _____________________

          s.  Srinivas  Sukumar                  s.  Jack  Marshall
          ---------------------                  ------------------

          Authorized Representative              Authorized Representative
          Signature                              Signature

Name:     Srinivas  Sukumar                      Name:  Jack  Marshall

Title:    Hewlett  Packard                       Title:  CEO- PhotoLoft.com
          ITIO  Genera  Manager

Address:  1100  Wolf  Road                       Address:  300  Orchard City Dr.
          Cupertino,  CA  95014,  USA            Suite 142
                                                 Campbell,  CA  95008

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


                                    EXHIBIT A

                             STATEMENT OF WORK FORM


                   Hewlett-Packard Company

                   Imaging Solution Project Services

                   Statement of Work

                       with
                   Photoloft Company

                       for the
                       Image  Print  Solution

                       Date of Issue:  October  21,1998

                       Revision:  1.0

                       Engagement  I.D.:  IT101289

                       Prepared  by:  JP  Wollersheim,  HP
                       Internet Imaging Project Lead,
                       408/447-2016


                       Copyright October, 1998
                       Hewlett-Packard Company- Unpublished
                       Work  - ALL  RIGHTS  RESERVED

Table of Contents
1. BACKGROUND. . . . . . . . . . . . . . . . . . . . . .   4

1.1    INTRODUCTION. . . . . . . . . . . . . . . . . . .   4

2        SCOPE OF WORK . . . . . . . . . . . . . . . . .   5

2.1   SCOPE DEFINITION . . . . . . . . . . . . . . . . .   5
2.2    GENERAL EXCEPTIONS. . . . . . . . . . . . . . . .  10
2.3    OTHER CONTRACTUAL OBLIGATIONS FROM HP & PHOTOLOFT  10

3.  PHOTOLOFI'COMPANY OBLIGATIONS. . . . . . . . . . . .  11

4.  LIMITATIONS AND ASSUMPTIONS. . . . . . . . . . . . .  12

5.  OTHER CONSIDERATIONS . . . . . . . . . . . . . . . .  12

5.1    CHANGE PROCESS. . . . . . . . . . . . . . . . . .  12
5.2    ESCALATION PROCESS. . . . . . . . . . . . . . . .  13

6. SCHEDULE. . . . . . . . . . . . . . . . . . . . . . .  13

7. ORDER AND PAYMENT INFORMATION . . . . . . . . . . . .  14

7.1    PRICING . . . . . . . . . . . . . . . . . . . . .  14
7.2     PAYMENT SCHEDULE . . . . . . . . . . . . . . . .  14

8. AUTHORIZATION . . . . . . . . . . . . . . . . . . . .  16

8.1     ENTIRE AGREEMENT . . . . . . . . . . . . . . . .  16
8.2     SIGNATURE. . . . . . . . . . . . . . . . . . . .  16

     Proprietary Notice

     Restriction  on Use and  Disclosure of Proposal and  Quotation  Information
     Data

     The information contained in this Statement of Work or Exhibit A constitutes a trade secret and/or information that is commercial or financial and confidential or privileged. It is furnished to Photoloft Company in confidence with the understanding that it will not, without the prior written permission of Hewlett-Packard, be used or disclosed for other than evaluation purposes; provided, however that in the event a contract is awarded on the basis of this Exhibit A, Photoloft Company shall have the right to use and disclose this information to the extent provided in the contract. This restriction does not limit Photoloft Company's right to use or disclose this information if obtained from another source without restriction. Hewlett-Packard represents only the HP products and services as set forth herein, and makes no representations, warranties, guarantees or commitments for any third-party products or services.

1.   BACKGROUND

     1.1  INTRODUCTION

     This document is the Statement of Work (SOW) for Hewlett-Packard, acting through ft's Internet Imaging Operation (HP ITIO) to Photoloft Company located in Campbell, California for the Image Print Solution. It represents Hewlett-Packard's solution based upon HP's current understanding of Photoloft Company's needs.

     HP's overall intention is to provide a two phased approach to the Photoloft.com website implementation, however this proposal covers toe obligations of phase 1. Phase 2 is included for reference and discussion purposes only.

     Phase I

     HP & Photoloft will perform the following activity

     -    Internet Imaging server integration into Photoloft.com

     - Photorealistic print solution for Photoloft.com to allow their users to print off any combination of 3x5, 4x6 or 8xl0 images from the internet.

     - Integration points and development guidelines for the photoloft.com side of the print solution

     -    Documentation on the print solution

     - Joint Press release stating the joint project - HP will provide content for HP's press release, Photoloft will provide their own content.

     -    Image.hp.com    will   maintain   a   link   to   the    photoloft.com
          website.Photoloft.com will maintain a link to the image.hp.com website

     - HP and Photoloft will participate in relevant joint trade shows in a cost sharing fashion

     - HP ITIO will provide introductions to other divisions within HP who value the types of services Photoloft brings to bear. These divisions include HP Corporate Programs (for ID 4 Life), printer divisions and complementary products divisions.

     -    Photoloft  will  provide  to  Hewlett   Packard  ITIO  $25K  worth  of
          advertising.

     - In exchange for an HP2000C Photo Resolution Printer to be provided by Hewlett Packard at no charge, Photoloft will place the HP OpenPix Logo (Ignited by) with a link to image.hp.com/photoloft

     Phase 2

     Continue to help Photoloft implement a lower cost, interactive imaging process which will simplify the database image storage mechanism, and offer the additional functionality of image interactivity (zoom and pan) on the internet.

     Under non-disclosure, HP ITIO will provide to Photoloft an overview of where we are taking the internet imaging group of products and how the partnership with HP ITIO will potentially increase Photoloft's revenue potential.

2.   SCOPE OF WORK

     2.1  SCOPE DEFINITION

     The Scope of Work defines all activities to be delivered by Hewlett-Packard for Photoloft Company's Image Print Solution. This section defines what Hewlett-Packard will do and what Photoloft Company receives as a result of the activities.

     Each activity included below is further defined and described below with the following components:

     Activity Name - identifies the services activity by number and name Task Description - defines the activity and the resulting deliverable Acceptance Criteria - acceptance criteria for the deliverable Photoloft Company Obligations - describes any Photoloft Company responsibilities and/or HP assumptions unique to an activity

     WORK BREAKDOWN STRUCTURE

     The figure below illustrates the organization of the tasks for the first phase of the Image Print Solution. This Work Breakdown Structure (WBS) diagram for this phase defines and organizes all work activities to be performed.

                              Week#   1      2     3      4
Detailed  Project  Plan               *


DISCOVERY                             *
Kickoff


DEVELOP
Track  Progress-Weekly                       *     *      *
Functional  Specification                    *


DOCUMENT
Print  Client  Documentation                              *

DELIVER                                                   *
Test  &  Acceptance  Complete                             *



     Project Timeline for Phase I of the Image Print Solution


          HP's OpenPix Image Print Solution is an engagement to create a customized helper application for Photoloft's users to be able to print off hire solution images from their website-www.photoloft.com. HP will design and implement the custom application. Photoloft Company will benefit from the application by having a tool to allow users to print off photographic quality images from the internet either singular or in batch mode.

          The objective of this 4 calendar week engagement is to have Hewlett Packard provide a helper application as well as offer development guidelines as to how to design the Photoloft website in order to effectively implement the helper application. The engagement will be generally executed as follows:

          HP will plan, schedule, and resource the OpenPix Image Print Solution phase of the engagement. The HP team will conduct the solution implementation in four phases

     2.1.1 DISCOVERY

     SUMMARY: The purpose of this task is to create the plan to define the administrative and management controls to be employed during the Image Print Solution activities. The intended use of the Project Plan is to organize, document and maintain all engagement planning and process information related to project management, quality assurance, change management, configuration management, and system engineering.

     The HP development team will analyze the project objectives and goals and recommend new processes in order for Photoloft to effectively utilize the new features of HP OpenF'ix and the Print solution.

     HP will spend eight (8) hours over two (2) days at Photoloft in order to effectively understand the current processes. HP will spend the remaining days developing the detailed implementation plan that will be delivered to Photoloft the following week.

     ACCEPTANCE CRITERIA - This task will result in delivery of a Project Plan document estimated at 10 pages. HP will submit the plan electronically in MS Word format and Photoloft will sign the acceptance criteria sheet for the plan.

          INTRODUCTION. This section will include a summarization of the purpose, scope and content of the Project Plan.

          PURPOSE AND DESCRIPTION OF THE SOLUTION. This section will describe the purpose, scope, and major functions of the solution. This description will provide a contextual background for understanding the objectives for the management planning information presented in the Project Plan.

          CHANGE MANAGEMENT PLAN. This section will describe the activities and plans for change management to be performed by HP. The plan includes change management process, configuration control activities, change identification, change control, and change status accounting.

          DEFINITION OF CURRENT PROCESSES AND SYSTEMS. This section will define the current processes in use at Photoloft for their internet website design and creation as it relates to hire solution image printing.

          DEFINITION OF INTEGRATION POINTS FOR THE IMAGE PRINT SOLUTION. This section will include all of the detailed information for all of the integration points between the current internet web site image printing processes and tools and the new methods and tools created by Hewlett Packard.

          SYSTEM TEST PLAN. This section of the document will detail a Test Plan to provide the scenarios defining the formal tests, inspections, analysis, demonstrations, and verifications as appropriate to prove compliance with the system functional and operational requirements in the to-be-developed HP design documentation. The Test Plan will define the test methodology and strategies to be implemented in the Test Procedures. All resources necessary to complete the system acceptance testing will be identified including the test location, test equipment and data to be supplied by Photoloft Company, as well as all HP and Photoloft Company personnel and skills required.

          FUNCTIONAL SPECIFICATION - The purpose of this section is to design the customized Photoloft Company Image Print Solution functional capabilities. The HP design will address the areas of hi resolution image printing from the Photoloft internet website using the HP Developed helper application.

     PHOTOLOFT COMPANY OBLIGATIONS - Photoloft Company will be responsible for reviewing and approving the contents of the initial release version of the Project Plan.

     2.1.2 DEVELOPMENT

     SUMMARY: The purpose of this task is to develop the helper application that will allow the users of the photoloft website to print off hi resolution images from the internet. HP will make recommendations for any necessary changes to the practices for them to best support the Image Print Solution. This development will include, but is not limited to

     - Client Side Photo Realistic Image Printing Helper Application which will use the Photoloft image server to deliver any combination of single copies or multiple pages of 3"x5", 4"x6" or8"xl0" image pages printed off on an 8.5" x 11 " sheet of paper.

     - Help integrating the helper application into the Photoloft current bundle

     - Assistance in integrating the application into Photoloft.com at the appropriate integration points

     - Content for website on how to capture images and print images appropriately.

     ACCEPTANCE CRITERIA: Use of the print helper application.

     PHOTOLOFT COMPANY OBLIGATIONS - Photoloft Company must provide access to all documentation regarding currently existing processes and practices. Photoloft Company IT and web personnel must participate in the planning and process specification development including all work shops, planning meetings and documentation development activities to be identified in the Project Plan. Photoloft Company shall be responsible for reviewing and approving the contents of this.

     2.1.3 DOCUMENTATION

     SUMMARY: HP will fully document the Photoloft OpenPix Image Print Solution and all of the associated processes and integration points. This documentation is intended to be used during the training period of the system, as well as its day to day use.

     2.1.4 DELIVERY

     SUMMARY: HP will help Photoloft personal install and integrate the Photoloft OpenPix Image Print Solution into the current infrastructure at the appropriate integration points as defined in the discovery phase. Testing of the photo realistic printing application will be conducted at that time based on the test plan outlined in the discovery phase of the project.

     Work on this engagement will be performed in Hewlett Packard in Cupertino, CA as well as at Photoloft Company in Campbell, CA. Hewlett-Packard provides this proposal on a budgetary price basis.

     Photoloft Company is assuming the role of Prime Contractor for the Image Print Solution. Hewlett-Packard will interact with any third parties involved in the engagement for the purpose of identifying HP's roles, integrating HP, other subcontractor and Photoloft Company tasks, and tracking progress. HP is not the prime contractor on this engagement and will not be responsible for the deliverables of any third parties.

     2.2 GENERAL EXCEPTIONS

     The following exceptions further represent Hewlett-Packard's current understanding of the engagement and further defines the engagement scope. For the purpose of this section, exceptions are defined as items previously documented or discussed as engagement requirements that Hewlett-Packard does not consider part of the engagement scope.

     - Performing daily image management and image manipulation activities other than those in the testing and delivery phases of this document

     -    Installing and configuring the Operating System(s)

     - Developing any portion of the user interface on the Photoloft.com website

     -    Developing  the  integration  points on the server side (while Hewlett
          Packard  will   recommend  how  the   integration   points  should  be
          implemented, HP recommends that Photoloft perform this development)

     2.3  OTHER CONTRACTUAL OBLIGATIONS FROM HP & PHOTOLOFT

     Alongside the technical nature of the project, there are marketing and other opportunities that HP and Photoloft. The following list is a summary of the other activities that HP and Photoloft have committed to execute over the next six (6) month period

     - Joint Press release stating the joint project - HP will provide content for HP's press release, Photoloft will provide their own content.

     - Image.hp.com will maintain a link to the photoloft.com website. Photoloft.com will maintain a link to the image.hp.com website.

     - HP and Photoloft will participate in relevant joint trade shows in a cost sharing fashion.

     - HP ITIO will provide introductions to other divisions within HP who value the types of services Photoloft brings to bear. These divisions include HP Corporate Programs (for ID 4 Life), printer divisions and complementary products divisions.

     -    Photoloft  will  provide  to  Hewlett   Packard  ITIO  $25K  worth  of
          advertising.


3.   PHOTOLOFT COMPANY OBLIGATIONS

     An individual with centralized responsibility for all Photoloft Company aspects of this consulting engagement must be assigned. This individual must have the authority to make all decisions relative to the consulting engagement and to either assign resources or negotiate the assignment of resources within Photoloft Company. In addition, this individual or designee must be available for deliverable acceptance and approval in accordance with the consulting engagement schedule. The Photoloft Company Project Lead will verify compliance of each deliverable with the Acceptance Criteria defined for each deliverable in the Statement of Work section of this document and shall then indicate agreement with the compliance by signature either on a signature page to be part of the deliverable or on a separate document to be provided by HP.

     Photoloft Company will assign a team of executives, managers and individual contributors to work with the HP team throughout the engagement. It is expected that this team will require participation from Photoloft Company design, implementation, support, and maintenance organizations. Personnel skills required will be in the general areas of support, network management, systems management, business applications, purchasing, help desk, end users, and site representatives. This team will be responsible for complying with agreed-to meeting times(both starting and duration), and with providing the requested information on a timely basis for the duration of the engagement.

     Photoloft Company must provide a suitable work area space with desk, chair, and at least one telephone, which must be on an analog line suitable for modem digital data transmission, for use by the HP team to conduct engagement business while working onsite at Photoloft Company. Photoloft Company must also provide the onsite project team with access to copiers, fax, and simple clerical support.


4.   LIMITATIONS AND ASSUMPTIONS

     An engagement start date of October 12, 1998 has been assumed for resource scheduling and pricing. Photoloft is advised to offer Hewlett Packard seven
     (7) days notice in advance of October 12 to allow for appropriate scheduling. Changes to this start date will effect the availability of key engagement resources and, therefore, the engagement duration and price

     HP services will normally be performed during normal business working hours, Monday through Friday, 8:00 am to 5:00 p.m., excluding HP holidays. Some engagement services may require some work to be performed outside of these standard work hours. This off-hours work will be addressed and handled on a case-by-case basis with the Photoloft Company Project Lead.

     All deliverable documentation created for this engagement will be available in both hard copy and electronic format. The electronic format will be MSWord. The engagement planning software used for this engagement is MS Project. If Photoloft Company requests the use of an additional or different software tool not known to the engagement personnel, the Photoloft Company will be responsible for the costs of acquiring the necessary software and training courses and/or time necessary for the engagement personnel to learn the tool.

5.   OTHER CONSIDERATIONS

     5.1  CHANGE PROCESS

     This engagement has defined deliverables as detailed in the Scope of Work section of this document. If requirements arise that are outside the scope of this SOW, a change order will be submitted and processed in accordance with the "Change Orders" section of the terms and conditions to which this Statement of Work is an Exhibit.

     Either the HP team or Photoloft Company can initiate a change to the engagement. The change will be evaluated and technical and engagement issues will be identified. The cost, scope, and schedule impact, if any, will be analyzed and documented. The change will then be processed for decision and closure or implementation.

     In the event HP and Photoloft Company do not reach agreement on the change order, the scope of work of this engagement remain as it is defined in this document.


     5.2  ESCALATION PROCESS

     HP takes a proactive approach to project management to plan and structure the work at high quality levels. At times, however, there are circumstances (engagement issues) that were not anticipated or prevented and can, if not addressed, affect the success of the engagement. Typically an engagement issue is a circumstance that needs HP or Photoloft Company management (outside of the engagement) awareness or focus on a problem that has lingered longer than allowable.

     The timely resolution of issues is critical to maintaining control of the engagement and achieving the engagement schedule and costs. The purpose of the escalation process is to ensure that issues and problems are properly managed and resolved in a timely and efficient manner. The escalation process provides a mechanistic means to alert higher levels of management attention to those issues not being resolved.

     Either the HP team or Photoloft Company can initiate or raise an issue related to the engagement. The issue will be raised to the Project Lead and, if not resolved in a predetermined period, the issue will automatically be raised to the engagement manager. The issue will be resolved under the guidance of the engagement manager, or if still not resolved in a predetermined period, the issue will automatically be raised to the delivery manager. For the purposes of defining the escalation process, "resolved" as used here can mean that the issue is being attended to but not necessarily completed.

6.   SCHEDULE

     The preliminary engagement schedule for the Image Print Solution engagement is based on an estimated start date of October 12, 1998. The final engagement schedule will be provided following engagement start. The HP services are currently scheduled to start on or about October 12,1998 and to continue for a 4 calendar week period ending on or about November 9, 1998. This start date assumes receipt of a purchase order seven (7) days in advance of the start of the engagement.

7.   ORDER AND PAYMENT INFORMATION

     7.1  PRICING

     The Image Print Solution services defined in this Statement of Work are proposed to Photoloft Company on a budgetary price basis. Photoloft Company will be invoiced on a milestone basis.

     This engagement is proposed to Photoloft Company for a firm, fixed price of $ 75,000.

     This Statement of Work is valid for thirty (30) days from date of issue.

     7.2  PAYMENT SCHEDULE

     HP will invoice Photoloft Company in accordance with the following table.

ENGAGEMENT
ID # ITIO1289
-------------
PRODUCT NO.         DESCRIPTION          PRICE             INVOICE
-------------  ---------------------  -----------  ------------------------
                                                   $28,625 upon
                                                   completion of
                                                   deliverables, and
               Photoloft-Image                     remaining outstanding
               Print Solution                      balance 6 months after
B75122A        Implementation         $    57,250  signed contract.
-------------  ---------------------  -----------  ------------------------
                                                   Included for 6 months
                                                   in above cost.
               Image Print                         Subsequent support to
               Solution Support       $7,500/year  be purchased annually.
               ---------------------  -----------  ------------------------
               HP OpenPix
               Image Igniter          $ 4,995/cpu  Included in above cost
               ---------------------  -----------  ------------------------
                                                   Photoloft will generate
                                                   a single page contract
                                                   which is valid
                                                   for $25K in
                                                   advertising (at
                                                   Photoloft's current
                                                   pricing as of
               Photoloft Advertising               October 27, 1999
               ---------------------               ------------------------


     Please  send  your  purchase  order  to:
     Hewlett-Packard  CompanyCupertino,  CA  MS  42UO
     11000  Wolfe  Road
     Cupertino,  California

8.   AUTHORIZATION

     8.1  ENTIRE AGREEMENT


     This Statement of Work and the attached Consulting Services Agreement, including any exhibits and appendices, constitutes the entire agreement between HP and Photoloft Company, and supersedes any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Photoloft Company's additional or different terms and conditions will not apply. This Statement of Work will be governed by the terms and conditions to which this document is an exhibit.

     8.2  SIGNATURE

     Signature below indicates Photoloft Company's acceptance of this consulting services Statement of Work. Hewlett-Packard will require a valid purchase order reflecting this Statement of Work to begin work as well as to issue invoices in accordance with the Payment Schedule in section 7.2.

         Hewlett-Packard  Company

PhotoIoft  Company

   By:                                                            By:

   Name:                                                          Name:

   Title:                                                         Title:

   Date:                                                          Date:


     Please sign two copies of this document and return to Hewlett-Packard with your purchase order. Hewlett-Packard will sign and return one copy to your attention.

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02


                                    EXHIBIT B

                             CHANGE ORDER PROCEDURES

The  following  procedures  will  be  observed  for  all  Change  Orders:

1. Either party may request a Change Order but all Change Orders must be in writing and prepared by HP. HP may charge a reasonable fee for investigating, preparing or initiating a Change Order at Customer's request.

2. Change Order requests will be processed as a on as is reasonably possible.

3. All Change Orders will be in the form attached hereto as Attachment B-1 to Exhibit B, and will be signed by the appointed representative for each party (or individuals specified in writing as substitute during periods of illness or absence).

4.     Change  Orders  will  include  the  following:

a) A description of any additional work to be performed and/or any changes to the performance required of either party.

b) A statement of the impact of the work or changes on the Consulting Services, the Deliverables, the acceptance tests or criteria, or other requirements of the Agreement.

c) The estimated timetable to complete the work specified in the Change Order and the impact, if any, on the delivery schedule, pricing and payments.

d)     Specific  individuals  with  management or coordination responsibilities.

a)     The  documentation  to  be  modified  or  supplied  as  part or the work.

f)     Any  additional  acceptance  test  procedures  for  such  work.

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02

                                    EXHIBIT B

                         TO CONSULTING SERVICES ADDENDUM

                                 ATTACHMENT B-1

                                CHANGE ORDER FORM

1. Describe services or changes requested (attach additional pages if necessary).




     REQUESTED  BY  CUSTOMER:                         REQUESTED  BY:

     Customer:  ________________                      HP:  ______________

     ___________________________                      __________________________
     Authorized  Representative Signature             Representative Signature

     Name: _________________                          Name: ____________________

     Title:  _______________                          Title:  __________________

     Date:  ________________                          Date:  ___________________



2. Modifications, clarifications or supplements to description of services or changes requested in paragraph 1 above, if any (attach additional pages if necessary):








3.  Assignment  of necessary HP personnel and resources (attach additional pages
if     necessary):

HEWLETT  PACKARD

CONSULTING  SERVICES  AGREEMENT  (Deliverables)
Exhibit  TM02



4. Impact on price, delivery schedule, payment schedule, Deliverables, Consulting Services and ancceptance test procedures and criteria (attach additional pages if nece5sary):



a.  Price



b.  Delivery  Schedule  and  Payment  Schedule



c.  Deliverables



d.  Consulting  Services



a.  Acceptance  Test  Procedures  and  Criteria

HEWLETT  PACKARD
CONSULTING  SERVICES  AGREEMENT  (Deliverables)

Fxhibit  TM02

Change  Order  Approved  and  Accepted

Customer:  ______________________          HP:  ______________________________

_________________________________          ___________________________________
Authorized  Representative  Signature      Authorized  Representative  Signature

Name:      _________________________       Name:  ____________________________

Title:     _________________________       Title:  ___________________________

Date:      _________________________       Date:  ____________________________


Change  Order  Rejected

Customer:  ___________________________       HP:______________________________

     __________________________________      _________________________________
     Authorized Representative Signature     Authorized Representative Signature

     Name:  ____________________             Name:  _________________________

     Title: ____________________             Title:  ________________________

     Date:  ____________________             Date:  _________________________

Hewlett  Packard

Confidential  Disclosure  Agreement

Effective  Date:  2-24-99
                  -------

In order to protect certain confidential information, Hewlett-Packard Company and its corporate affiliates ("HP"), and the "Participant" identified below, agree that:

1.   Disclosing   Party:   The   party   disclosing   confidential   information
     ("Discloser") is ________ (NOTE: Fill in "HP", "Participant", or "both parties".)

2.   Primary   Represenative:   Each  party's  representative  for  coordinating
     disclosure or receipt of confidential information is:

HP:  Srinivas  Sukumar
   -------------------

Participant:_____________

3. Description of Confidential Information: The confidential information disclosed under this Agreement is described as:

HP:_____________________________

Participant:__________________________________
(note: be specific, for example, individually list materials provided. Attach additional sheets if needed.)

4. Use of Confidential Information: The party receiving confidential information ("Recipient") shall make use of the confidential information only for the following purpose (e.g., "evaluation and testing for a make/buy decision on project xyz."):

HP:_____________________________

Participant:__________________________________

5.   Confidentiality  Period:  This  Agreement  and  Recipient's  duty  to  hold
     confidential         information        in        confidence         expire
     on:_______________________________  (Note: this is the period of protection of confidential information.)

6.   Disclosure Period: This Agreement pertains to confidential information that
     is      disclosed       between      the      Effective       Date      and
     ____________________________________ (note: this is the period during which confidential information is going to be disclosed.)

7. Standard of Care: Recipient shall protect the disclosed confidential information by using the same degree of care, but no less than a reasonable degree of care to prevent the unauthorized use, dissemination, or publication of the confidential information as Recipient uses to protect its own confidential information of a like nature.

8. Markings: Recipient's obligations shall only extend to confidential information that is described in paragraph 3, and that: (a) comprises specific materials individually listed in parragraph 3; or, (b) is marked as confidential at the time of disclosure; or, (c) is unmarked (e.g. orally disclosed) but treated as confidential at the time of disclosure, and is designated as confidential in a written memorandum sent to Recipient's primary representative within thirty days of disclosure, summarizing the confidential information sufficiently for identification.

9. Exclusions: This Agreement imposes no obligation upon Recipient with respect to information that: (a) was in Recipient's possession before receipt of Discloser; (b) is or becomes a matter of public knowledge through no fault of Recipient; (c) is rightfully received by Recipient from a third party without a duty of confidentiality; (d) is disclosed by Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by Recipient; (f) is disclosed under operation of law; or (g) is disclosed by Recipient with Discloser's prior written approval.

10. Warranty: Each Discloser warrants that it has the right to make the disclosures under this Agreement. NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT. ANY INFORMATION EXCHANGED UNDER THIS AGREEMENT IS PROVIDED "AS IS".

11. Rights: Neither party acquires any intellectual property rights under this Agreement except the limited rights necessary to carry out the purposes set forth in paragraph 4. This Agreement shall not restrict reassignment of Recipient's employees.

Miscellaneous

12. This Agreement imposes no obligation on either party to purchase, sell, license, transfer or otherwise dispose of any technology, services or products.

13. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data, and shall not export or reexport any technical data, any products received from Discloser, or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

14.  This Agreement does not create any agency or partnership relationship.

15. All additions or modifications to this Agreement must be made in writing and must be signed by both parties.

16. This Agreement is made under, and shall not be construed according to, the laws of the State of California, USA.



Hewlett-Packard  Company
_____________________
(entity  Name)
_____________________
(address)
By___________________
(functional  manager's  signature)
_____________________
(name)
_____________________
(title)

Participant
Photoloft.com
300  Orchard  City  Drive  Ste.  142
By  s.  Jack  Marshall
    ------------------
Jack  Marshall
President